1 TELEFLEX INCORPORATED FIRST QUARTER 2013 EARNINGS CONFERENCE CALL 1 Exhibit 99.1
Conference Call Logistics The release, accompanying slides, and replay webcast available online at www.teleflex.com (click on "Investors") Telephone replay available by dialing 888-286-8010 or for international calls, 617- 801-6888, pass code number 82225144 2
Introductions Benson Smith Chairman, President and CEO Thomas Powell Executive Vice President and CFO Jake Elguicze Treasurer and Vice President of Investor Relations 3
Forward-Looking Statements/Additional Notes This presentation and our discussion contain forward-looking information and statements including, but not limited to, our expectations with respect to expected launch dates of new products; forecasted 2013 constant currency revenue growth; forecasted 2013 gross and adjusted operating margins; expected impact of the medical device tax on adjusted operating margin; forecasted 2013 adjusted earnings per share; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward-looking statements. These risks and uncertainties are addressed in our SEC filings, including our most recent Form 10-K. This presentation includes certain non-GAAP financial measures, which include revenue growth on a constant currency basis; adjusted operating income and margins; adjusted earnings per share; adjusted gross profit and margin; adjusted selling, general and administrative expenses; and adjusted operating expenses. Adjusted diluted earnings per share excludes, depending on the period presented, the effect of charges associated with a goodwill impairment, our restructuring programs and asset impairments, losses and other charges related to acquisition costs, charges associated with the amortization of additional interest expense related to an interest rate swap terminated in 2011, intangible amortization expense, the amortization of debt discount on convertible notes and a litigation verdict against the Company with respect to a non-operating joint venture. Consistent with past practice, adjusted earnings per share has not been adjusted to exclude the benefit resulting from the forfeiture of equity awards. Constant currency revenue growth excludes the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. Adjusted selling, general and administrative expenses and adjusted operating expenses exclude costs associated with a litigation verdict against the Company with respect to a non-operating joint venture and acquisition costs. Adjusted operating income and margin exclude costs associated acquisitions, restructuring and impairment charges and (gain) loss on sale of businesses and assets. Reconciliation of these non-GAAP measures to the most comparable GAAP measures is contained within this presentation. The following slides reflect continuing operations. 4
5 FIRST QUARTER 2013 HIGHLIGHTS 5
Financial Highlights Revenue of $411.9 million, up 8.2% constant currency Adjusted gross margin of 48.8%, up 44 bps vs. prior year Adjusted operating margins of 14.7%, down 119 bps vs. prior year Adjusted EPS of $1.03, up 4% vs. prior year 6
Strategic Highlights Price initiatives drove 55 bps of top-line growth in Q1 2013 Latin America up 298 bps Asia Pacific up 130 bps North America up 78 bps Europe down 22 bps Seventh consecutive quarter of positive year-over-year pricing 7
Strategic Highlights Continue to invest in product areas to drive future revenue growth and profitability Research & development spending up 60 bps, or 30% Newly introduced products contribute 113 bps of revenue growth Gained marketing clearances for new vascular access and anesthesia products 8
ARROW VPS(tm) (Catheter Navigation System) Only system to use micro-doppler ultrasound technology in combination with intravascular ECG and advanced algorithms Provides easy-to-follow symbols and improved sterile field capability Wi-Fi access to enable integration with hospital data management systems PRODUCT DESCRIPTION Strategic Highlights EXPECTED LAUNCH DATE Q2 2013 9
PRODUCT DESCRIPTION Strategic Highlights EXPECTED LAUNCH DATE Q4 2013 ARROW JACC(tm) Nurse Insertion CVC System Long-term, small-bore antimicrobial and antithrombogenic catheter Designed specifically for the non-physician, vascular access specialist Addresses emerging trend within healthcare of placement of central venous catheters by non-physicians 10
ISO-Gard(r) Mask with ClearAir(tm) Technology PRODUCT DESCRIPTION Novel product that helps to reduce clinician exposure to hazardous waste anesthetic gases (WAG) Designed to reduce WAG within a nurse's breathing zone to minimize the cumulative effect of low-level exposure to these gases in the Post Anesthesia Care Unit EXPECTED LAUNCH DATE Q2 2013 O2 port CO2 monitoring port Suction tube connection One-way breathing valve I-GARD Strategic Highlights 11
LMA International N.V. and affiliates Contributed revenue of approximately $33.5 million in Q1 2013 LMA integration and performance continues to be slightly ahead of initial expectations Strategic Highlights 12
Strategic Highlights Continue to expand GPO & IDN relationships 5 new agreements (1 GPO; 4 IDN) 5 agreement renewals (3 GPO; 2 IDN) Profitability improvement and facility rationalization initiatives continue North American Distribution Center consolidation continues as planned Integration of legacy Arrow ERP system to existing Teleflex SAP platform on schedule 13
14 FIRST QUARTER 2013 FINANCIAL REVIEW 14
Financial Results Revenue of $411.9 million Up 8.2% on an as-reported and constant currency basis Adjusted gross margin of 48.8% Up 44 bps vs. prior year Research & development spending up 30% from prior year Adjusted operating margin of 14.7% Down 119 bps vs. prior year Adjusted EPS of $1.03, up 4% vs. prior year 15
16 FIRST QUARTER PRODUCT & GEOGRAPHIC REVENUE REVIEW 16
Product Revenue Review Critical Care Surgical Care Cardiac Care OEM 0.7 0.18 0.04 0.08 Q1'13 Q1'12 Constant Currency Revenue Commentary Critical Care Surgical Care Cardiac Care OEM 0.67 0.19 0.06 0.08 Critical Care: $287.0 million, up 12.0% Surgical Care: $74.7 million, up 3.3% Anesthesia - up 60.3% Urology - up 2.5% Vascular access - down 1.9% Respiratory - down 3.8% Cardiac Care: $18.9 million, down 7.3% OEM: $31.3 million, down 1.1% Note: Increases and decreases in revenue referred to above are as compared to results for the first quarter of 2012. 17
Segment Revenue Review Americas EMEA Asia OEM 0.47 0.35 0.1 0.08 Q1'13 Q1'12 Constant Currency Revenue Commentary Americas EMEA Asia OEM 0.48 0.35 0.09 0.08 Americas: $195.8 million, up 8.5% EMEA: $142.4 million, up 5.4% Asia: $42.4 million, up 26.8% OEM: $31.3 million, down 1.1% Note: Increases and decreases in revenue referred to above are as compared to results for the first quarter of 2012. 18
19 2013 FINANCIAL OUTLOOK 19
2013 Financial Outlook Constant currency revenue growth of between 11% to 13% Gross margin of between 50% to 51% Including impact of medical device tax, adjusted operating margin expected to be between 16.0% to 17.0% Medical device tax expected to negatively impact adjusted operating margin by ~ 1% Adjusted earnings per share expected to be between $4.70 to $4.90 20
21 QUESTION & ANSWER 21
22 APPENDICES 22
Appendix A - Reconciliation of Product Constant Currency Revenue Growth Dollars in Millions 23
Appendix B - Reconciliation of Segment Constant Currency Revenue Growth Dollars in Millions 24
Appendix C - Reconciliation of Critical Care Product Constant Currency Revenue Growth Dollars in Millions 25
Appendix D - Fourth Quarter Income Statement from Continuing Operations Dollars in millions, except per share 26
Appendix E - EPS Reconciliation from Continuing Operations 27
Appendix F - EPS Reconciliation from Continuing Operations 28
Appendix G - Reconciliation of 2013 Outlook Earnings per Share Guidance Low High Diluted earnings per share attributable to common shareholders $3.20 $3.40 Restructuring and impairment charges, net of tax $0.51 $0.51 Intangible amortization expense, net of tax $0.82 $0.82 Amortization of debt discount on convertible notes, net of tax $0.17 $0.17 Adjusted diluted earnings per share $4.70 $4.90 29
30 Appendix H - Reconciliation of Teleflex Selling, General and Administrative Expenses
31 Appendix I - Reconciliation of Teleflex Gross Profit